Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

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Dated: February 22, 2016	DIAMOND PARENT HOLDINGS, CORP.

	By:	/s/ Ross Devor
		Name:	Ross Devor
		Title:	Secretary

Dated: February 22, 2016	DIAMOND MERGER SUB I, CORP.

	By:	/s/ Ross Devor
		Name:	Ross Devor
		Title:	Secretary

Dated: February 22, 2016	DIAMOND MERGER SUB II, CORP.

	By:	/s/ Ross Devor
		Name:	Ross Devor
		Title:	Secretary

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS IX, L.P.
By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer
Dated: February 22, 2016	INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.

By: Insight Venture Associates IX, L.P.
Its: General Partner

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE ASSOCIATES IX, L.P.

By: Insight Venture Associates IX, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer
Dated: February 22, 2016	INSIGHT VENTURE ASSOCIATES IX, LTD.

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Secretary

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND, L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (B), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer
Dated: February 22, 2016	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (CAYMAN), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (DELAWARE), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P.
Its: General Partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd.
Its: General Partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 22, 2016	INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, LTD.

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer